UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2012
EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2530 Meridian Parkway, Durham, NC		27,713
(Address of principal executive offices)		(Zip Code)
(408) 200-3598
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
On May 14, 2012, EMRISE Corporation (the “Company”) entered into an engagement agreement with BDO LLP (“BDO UK”) as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2012, effective as of May 14, 2012. The Board of Directors of the Company, pursuant to the recommendation of its Audit Committee, approved the appointment of BDO UK to replace BDO USA, LLP (“BDO US”), the Company's previous independent registered public accounting firm, which resigned concurrently with the appointment of BDO UK effective May 14, 2012. The concurrent engagement of BDO UK as the Company's independent registered public accounting firm and resignation of BDO USA resulted from the fact that the Company's entire accounting and auditing staff is now located in the United Kingdom. Each of BDO UK and BDO US are member firms of BDO International Limited.
The audit reports of BDO US on the Company's balance sheets as of December 31, 2011 and December 31, 2010 and the related statements of operations, stockholders' equity and cash flows for each of the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2011 and December 31, 2010 and the interim period from January 1, 2012 through May 14, 2012, there were no disagreements between the Company and BDO US on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO US, would have caused BDO US to make reference to the subject matter of the disagreement in connection with its reports on the Company's balance sheets as of December 31, 2011 and December 31, 2010 and the related statements of operations, stockholders' equity and cash flows for each of the years then ended.
During the fiscal years ended December 31, 2011 and December 31, 2010 and the interim period from January 1, 2012 through May 14, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company furnished a copy of the above disclosures to BDO US and requested that BDO US furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated May 14, 2012, is filed as Exhibit 16.1 to this Form 8-K.
Prior to the engagement of BDO UK as group auditor, BDO UK performed the statutory audits of the Company's UK subsidiary as of and for the years ended December 31, 2011 and 2010, and any consultations between the Company and BDO UK regarding the application of accounting principles were limited to matters related to the local statutory financial statements. BDO UK was also the component auditor for the consolidated audit of the Company, and neither the Company nor anyone on behalf of the Company consulted with BDO UK during the fiscal years ended December 31, 2011 and December 31, 2010 and the interim period from January 1, 2012 through May 14, 2012, with respect to either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided by BDO UK to the Company that BDO UK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue in the consolidated financial statements, or (b) any matter that was the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(a)    Exhibits:

Exhibit No.	Description
16.1	Letter of BDO USA, LLP dated May 14, 2012 to the U.S. Securities and Exchange Commission.